UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2007

VMS NATIONAL PROPERTIES JOINT VENTURE

(Exact name of Registrant as specified in its charter)

            Illinois

  0-14194

  36-3311347

 (State or other jurisdiction

(Commission

     (I.R.S. Employer

 of incorporation or

File Number)

  Identification Number)

           organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Please see the description under Item 2.03, below.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On January 19, 2007, VMS National Properties Joint Venture, an Illinois joint venture (the “Registrant”), obtained new mortgage debt on all fifteen of its investment properties.  The tables below contain information reflecting the new principal amount and monthly payment of each new loan, as well as the amounts repaid in satisfaction of the prior loans related to such properties.

Under the terms of the new loan agreements, each of the eight investment properties in Table 1 below has the same loan terms, which are described below.  These eight investment properties consist of North Park Apartments, Chapelle Le Grande, Terrace Gardens Townhouses, Forest Ridge Apartments, The Bluffs, Watergate Apartments, Shadow Wood Apartments and Vista Village Apartments (the “Group 1 Properties”).

TABLE 1

Property	New Principal Amount	New Monthly Payment	First Mortgage Paid Off	Second Mortgage Paid off
North Park Apartments	$ 6,512,869	$ 40,186	$ 5,504,265	$ 2,873,135
Chapelle Le Grande	3,204,772	19,774	2,824,878	1,255,454
Terrace Gardens Townhouses	4,536,348	27,990	3,908,821	1,421,568
Forest Ridge Apartments	8,667,809	53,482	5,194,197	137,547
The Bluffs	4,530,257	27,953	3,278,175	1,390,970
Watergate Apartments	4,402,999	27,167	2,551,397	767,346
Shadow Wood Apartments	3,900,682	24,068	1,982,225	---
Vista Village Apartments	2,490,138	15,365	2,924,259	1,394,072

The Group 1 Properties were refinanced under a credit facility (the “Credit Facility”) with Fannie Mae, which has a maturity of September 30, 2007, with one five-year extension option.  The Credit Facility also includes properties in other partnerships that are affiliated with the managing general partner of the Registrant.  The Credit Facility creates separate loans for each property that are not cross-collateralized or cross-defaulted with the other property loans.  Each loan made under the Credit Facility is also prepayable at any time without penalty. The new loans made for the Group 1 Properties have a variable interest rate equal to the Fannie Mae discounted mortgage-backed security index plus 1.05 basis points, which is currently 6.27% per annum and resets monthly. The interest rate on the prior first mortgage loans was 8.50% and the rate on the prior second mortgage loans was 10.84%.  The prior first and second mortgage loans were not repayable until January 1, 2007.  The terms of the new loans require monthly principal payments based on a 30-year amortization schedule using the interest rate in effect during the first month of the new loan.  Under the terms of the loan agreements, repayment of amounts due under the loans may be accelerated at the option of Fannie Mae if an event of default, as defined in the loan agreements, occurs.  Events of default include, among other events of default set forth in the loan agreements, non-payment of monthly principal, interest and non-payment of amounts outstanding on or before the maturity date. As a condition to making the new loans, Fannie Mae required AIMCO Properties, L.P., an affiliate of the managing general partner of the Registrant, to make guarantees with respect to certain non-recourse carve-out obligations and liabilities of the Registrant.

As described below, the remaining seven investment properties of the Registrant set forth in Table 2 below also have identical terms with respect to the new loans (but not with respect to the new loans made to the Group 1 Properties).  These seven investment properties consist of Scotchollow, Pathfinder Village, Buena Vista Apartments, Mountain View Apartments, Crosswood Park, Casa de Monterey and Towers of Westchester Park (the “Group 2 Properties”).

TABLE 2

Property	New Principal Amount	New Monthly Payment	First Mortgage Paid Off	Second Mortgage Paid Off
Scotchollow	$49,000,000	$ 251,533	$25,650,866	$ 8,421,260
Pathfinder Village	23,800,000	122,173	11,851,958	2,726,615
Buena Vista Apartments	13,300,000	68,273	4,361,097	---
Mountain View Apartments	23,300,000	119,607	6,301,024	---
Crosswood Park	13,000,000	66,733	4,901,754	---
Casa de Monterey	13,800,000	70,840	3,610,946	---
Towers of Westchester Park	31,800,000	163,240	10,668,090	---

The terms of the new loans made for the Group 2 Properties require monthly payments of interest only at an annual rate of 6.16% beginning on March 1, 2007 until February 1, 2010 (the “Call Date”), at which time Principal Life Insurance Company (“Principal”), the lender, has the option to call the loans for the outstanding principal amount of the loan. Principal must notify the Registrant or its assignee of such election on or before November 1, 2009.  On the Call Date, Principal has the option to declare the loans to be due and payable or to adjust the annual interest rate of the loans based on the number of basis points and the two year United States Treasury Issue that Principal elects to apply.  If Principal elects to adjust the interest rate, then on February 1, 2010, new monthly interest only payments will commence on March 1, 2010 until the loans mature on February 1, 2012.  The Registrant or its assignee may prepay the loans upon giving 30 days notice to Principal.  A prepayment premium of one-half of one percent of the principal amount to be prepaid is due if the prepayment occurs prior to March 1, 2008, or after February 1, 2010 and prior to March 1, 2011. No prepayment premium is due if the prepayment occurs from March 1, 2008 through February 1, 2010, or on or after March 1, 2011.  In accordance with the terms of the loan agreements relating to the Group 2 Properties, repayment of amounts due under the loans may be accelerated at the option of Principal if an event of default, as defined in the loan agreements, occurs.  Events of default include, among other events of default set forth in the loan agreements, non-payment of monthly principal, interest and non-payment of amounts outstanding on or before the maturity date.  As a condition to making the new loans, Principal required AIMCO Properties, L.P., an affiliate of the managing general partner of the Registrant, to make guarantees with respect to certain non-recourse carve-out obligations and liabilities of the Registrant.  The interest rate on the prior first mortgage loans was 8.50% and the interest rate on the prior second mortgage loans was 10.84%.  The prior first and second mortgage loans were not repayable until January 1, 2007.

The foregoing description is qualified in its entirety by reference to the various individual loan and guarantee documents, copies of which will be filed as exhibits to a subsequent Current Report of the Registrant on Form 8-K.

After repayment of principal and interest outstanding under the existing first and second mortgage loans, as well as closing costs of approximately $2,454,000 associated with obtaining the new loans, proceeds from the new mortgage loans relating to both the Group 1 Properties and the Group 2 Properties will be used to repay approximately $61,582,000 in bankruptcy claims, of which approximately $56,698,000 will be repaid to an affiliate of the Registrant’s managing general partner, and approximately $16,983,000 in loans made by an affiliate of the managing general partner.  The $16,983,000 in affiliate loans includes approximately $3,621,000 in temporary loans associated with obtaining the new loans.  In accordance with the terms of the Partnership Agreement, the Registrant’s managing general partner is currently evaluating the cash requirements of the Registrant to determine what portion of the remaining proceeds, if any, will be available to distribute to the Registrant’s limited partners.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VMS National Properties Joint Venture

(an Illinois joint venture)

VMS National Residential Portfolio I

By:

MAERIL, Inc.

Managing General Partner

By:

/s/Stephen B. Waters

Stephen B. Waters

Vice President

 Date:  January 25, 2007

VMS National Residential Portfolio Ii

By:

MAERIL, Inc.

Managing General Partner

By:

/s/Stephen B. Waters

Stephen B. Waters

Vice President

 Date:  January 25, 2007